Certain confidential information contained in this document, marked by “[***]”, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential. Certain schedules (or similar attachments) also marked by “[***]” have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

AUXILIOR CAPITAL PARTNERS, INC.

LOAN AND SECURITY AGREEMENT NO. 1019386

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of the 31st day of December, 2025, by and between AUXILIOR CAPITAL PARTNERS, INC. (together with its successors, assigns, and Participants, “Lender”), and, those certain wholly owned subsidiaries (each, an “SPV”) of DePalma Acquisition II LLC listed on Schedule B attached hereto (together with their successors and permitted assigns, “Borrower”).

Borrower is desirous of obtaining a loan from Lender and Lender is willing to make the loan to Borrower upon the terms and conditions set forth herein.

Capitalized terms used herein without definition shall have the meanings assigned to them in Schedule A attached hereto and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Schedule A shall govern.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.
ADVANCE OF LOAN.

(a)
The Loan. On the terms and conditions hereinafter set forth, the parties agree that Lender shall lend to Borrower certain sums (the “Loan”). Time is of the essence.

(b)
Promissory Note. The obligation to repay the Loan hereunder shall be evidenced by one or more promissory notes payable by Borrower to the order of Lender in form and substance satisfactory to Lender (hereinafter collectively referred to as the “Promissory Note”).

2.
PAYMENTS AND PREPAYMENT OF LOAN.

(a)
Principal Payment. On each Payment Date, Borrower shall pay the aggregate principal payments owed with respect to the Loan as set forth in the Promissory Note; provided, however, on the Stated Maturity Date or date of acceleration of the Loan, Borrower shall repay in full the aggregate of then outstanding principal amount of the Loan plus all accrued and unpaid interest thereon, any prepayment fee applicable to the Loan as defined in the applicable Promissory Note(s) (“Prepayment Fee”) and all other amounts owed hereunder and under each Loan Document related to the Loan. Borrower shall pay accrued interest on the Loan on each Payment Date as provided in Section 2(d) hereof.

(b)
Prepayment. As set out on the applicable Promissory Note(s), Borrower shall have the right, on a Payment Date, upon thirty (30) days’ prior written notice to Lender, to prepay the Loan. If Borrower exercises its right of prepayment, Borrower shall pay to Lender the outstanding principal amount of the Loan, all accrued interest thereon, all other amounts owed under any Loan Document and any applicable Prepayment Fee, none of which shall be refundable.

(c)
Acceleration. Upon any acceleration of the Loan pursuant to this Agreement or any other Loan Document, Borrower shall immediately repay all (or if only a portion is accelerated thereunder, such portion of) the Loan then outstanding, including all accrued and unpaid interest thereon, plus the aggregate Prepayment Fee for the Loan and all other amounts owed under the Loan Documents.

(d) Interest. Borrower shall pay interest to Lender on the aggregate outstanding principal balance of the Loan at the rate specified in the Promissory Note (the “Loan Rate”). In no event will Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Interest shall be payable on the outstanding principal amount of the Loan on each Payment Date. If any payment due hereunder or under any other Loan Document is not received within five (5) days of its due date, Borrower shall pay a late charge equal to five percent (5.00%) of the amount in arrears.

(e) Default Rate. Effective upon the occurrence of any Default and for so long as any Default shall be continuing, the Loan Rate shall automatically be increased by three percent (3.00%) per annum (such increased rate, the “Default Rate”), and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Default at the Default Rate applicable to such Obligations.

(f) Payment Date. If any interest or any other payment to Lender under this Agreement becomes due and payable on a day other than a Business Day, such Payment Date shall be extended to the next succeeding Business Day (unless such next succeeding Business Day is in the next calendar month, in which case such payment date shall be the immediately preceding Business Day) and interest thereon shall be payable at the then applicable rate during such extension.

(g) Payment. Borrower shall make each payment under this Agreement without set-off, counterclaim or deduction and free and clear of all Taxes to such account or address as Lender shall specify from time to time in writing. If Borrower shall be required by law to deduct any Taxes from any payment to Lender under any Loan Document, then the amount payable to Lender shall be increased so that, after making all required deductions, Lender receives an amount equal to that which it could have received had no such deductions been made.

(h) Application of Payments. Borrower irrevocably agrees that Lender shall have the continuing and exclusive right to apply any and all payments against the then due and payable Obligations in such order as Lender may deem advisable. So long as any Default has occurred and is then continuing, Lender is authorized to, and at its option may (without prior notice or precondition and at any time or times), but shall not be obligated to, make or cause to be made advances on behalf of Borrower for: (1) payment of all fees, expenses, indemnities, charges, costs, principal, interest, or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents, (2) the payment, performance or satisfaction of any of Borrower’s Obligations with respect to preservation of the Collateral, or (3) any premium in whole or in part required in respect of any of the policies of insurance required by this Agreement, even if the making of any such advance causes the outstanding balance of the Loan to exceed the Maximum Amount and Borrower agrees to repay immediately, in cash, any amount by which the Loan exceeds the Maximum Amount.

3.
SECURITY. As security for the payment as and when due of the indebtedness of Borrower to Lender hereunder and under the Promissory Note (and any renewals, extensions and modifications thereof) and under any other agreement or instrument, both now in existence and hereafter created (as the same may be renewed, extended or modified), and the performance as and when due of all other Obligations of Borrower to Lender, both now in existence and hereafter created (as the same may be renewed, extended or modified), each SPV hereby grants to Lender a security interest in the vehicles set forth in the Schedule B opposite such SPV’s name (hereinafter collectively referred to as the “Collateral Schedule”) now or hereafter executed in connection with the Promissory Note, together with all related software (embedded therein or otherwise) and general intangibles (excluding any related taxi cab medallions), all additions, attachments, accessories and accessions thereto whether or not furnished by the supplier of the equipment, and any all replacements, substitutions and exchanges therefor and thereof and accessions thereto (the “Equipment”) and any and all Proceeds thereof (the “Collateral”). Each SPV agrees that, with respect to their Collateral, Lender shall have all of the rights and remedies of a secured party under the UCC. Each SPV hereby authorizes Lender to file UCC financing statements (“UCC Statements”) describing the Collateral Schedule. Without Lender’s prior written consent (which such consent shall not be unreasonably withheld or delayed), Borrower agrees not to file any corrective or termination statements or partial releases with respect to any UCC Statements filed by Lender pursuant to this Agreement.

4.
CONDITIONS PRECEDENT TO LENDER’S OBLIGATION. The obligation of Lender to make the Loan as set forth in Section 1 hereof is expressly conditioned upon compliance by Borrower, to the reasonable satisfaction of Lender and its counsel, of the following conditions precedent:

(a)
Advance. Concurrently with the execution hereof, or on or prior to the first date on which Lender is to advance the Loan hereunder, Borrower shall cause to be provided to Lender, Resolutions of the Board of Directors/ managing body or validly authorized Executive Committee of Borrower, certified by the Secretary or an Assistant Secretary of Borrower, duly authorizing the borrowing of funds hereunder and the execution, delivery and performance of this Agreement, the Promissory Note and all related instruments and documents.

(b)
Each Advance. On each date on which Lender is to advance funds hereunder,

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

(1)
If and to the extent requested by Lender, Borrower shall cause to be provided to Lender the following:

a.
A certificate executed by the Secretary or an Assistant Secretary of Borrower, certifying that the representations and warranties of Borrower contained herein remain true and correct as of such date, and that no Default or event which, with the giving of notice or the lapse of time, or both, would become a Default hereunder, has then occurred.

b.
Evidence satisfactory to Lender as to due compliance with the insurance provisions of Section 6(g) hereof.

c.
Photocopies of the invoice(s) or other evidence reasonably satisfactory to Lender, related to the acquisition cost of the Equipment to which such advance of the Loan relates; and, if requested by Lender, an appraisal of such Equipment in form and substance, and by an appraiser, acceptable to Lender.

d.
A Collateral Schedule describing the Equipment to which such advance of the Loan relates, duly executed on behalf of Borrower.

e.
A Pay Proceeds Authorization in the amount of the Loan to be advanced on such date, duly executed on behalf of Borrower.
f.
A Promissory Note in the amount of the Loan to be advanced on such date, duly executed on behalf of Borrower, pursuant to Section 1 hereof.

g.
If applicable, within five (5) Business Days of the later of (i) the Closing Date and (ii) the date set forth in Section 5(g)(1)-(3) relating to an item of Equipment, such documents and instruments as reasonably may be required by Lender in writing to note Lender as the registered lienholder on the certificate of title (the “Title Lien Notation Documents”) with respect to the Equipment to which such advance of the Loan relates.

(2)
Such filings shall have been made and other actions taken as reasonably may be required by Lender in writing to perfect a valid, first priority security interest granted by Borrower to Lender with respect to the Collateral.

(3)
No Default or event which, with the giving of notice or lapse of time, or both, would become a Default hereunder shall have occurred.

(4)
No event shall have occurred which could have a Material Adverse Effect.

5.
REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that:

(a)
Business Existence. Borrower has the form of business organization, and is and will remain duly organized and validly existing in good standing under the laws of the jurisdiction, specified below the signature of Borrower; and is duly qualified and authorized to transact business and is in good standing wherever necessary to perform its Obligations under the Loan Documents, including each jurisdiction in which the Collateral is to be located.

(b)
Requisite Power and Authority. Borrower has the requisite power and authority to own or hold under lease its properties and to enter into and perform its Obligations hereunder; and the borrowing hereunder by Borrower from Lender, the execution, delivery and performance of the Loan Documents, (1) have been duly authorized by all necessary action consistent with Borrower’s form of organization; (2) do not require any approval or consent of any stockholder, member, partner, trustee or holders of any indebtedness or obligations of Borrower except such as have been duly obtained; and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Borrower, or the organizational documents of Borrower, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien or encumbrance upon the property of Borrower under any agreement to which Borrower is a party or by which it or its property is bound.
(c)
No Consents or Approvals. Neither the execution and delivery by Borrower of the Loan Documents, nor the consummation of any of the transactions by Borrower contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal, state or

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

foreign Governmental Authority or agency, except as provided herein.

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

(d)
Enforceability. This Agreement constitutes, and all other Loan Documents when entered into will constitute, the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with the terms hereof and thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or affecting the enforcement of creditors’ rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein and therein.

(e)
Litigation. There are no pending or threatened actions or proceedings to which Borrower is a party, and there are no other pending or threatened actions or proceedings of which Borrower has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would have a Material Adverse Effect. Further, Borrower is not in default under any material obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent which, either individually or in the aggregate, would have a Material Adverse Effect.

(f)
Not Real Property Fixtures. Under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures.

(g)
Validity and Priority of Security Interest. Upon payment in full of the acquisition cost of the Equipment, Borrower will have good and marketable title to the Equipment, free and clear of all Liens and encumbrances (excepting only the Lien of Lender). Upon the last to occur of: (1) delivery of an item of Equipment, (2) payment to the vendor of the acquisition cost of such item of the Equipment, (3) advance by Lender to Borrower of the Loan relating to such item of the Equipment, and (4) filing in the appropriate public office of a UCC financing statement naming Borrower as debtor, and Lender as secured party, and describing such item of the Equipment Lender will have a valid, perfected, first priority purchase money security interest in such item of the Equipment.

(h)
Financial Statements. The financial statements of Borrower (copies of which have been furnished to Lender) have been prepared in accordance with GAAP, and fairly present Borrower’s financial condition and the results of Borrower’s operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no Material Adverse Effect on such conditions or operations.

(i)
Tax Returns and Payments. Borrower has filed or has caused to have been filed all federal, state and local tax returns which, to the knowledge of Borrower, are required to be filed, and has paid or caused to have been paid all taxes as shown on such returns or on any assessment received by it, to the extent that such taxes have become due, unless and to the extent only that such taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by Borrower and adequate reserves therefor have been established as required under GAAP. To the extent Borrower believes it advisable to do so; Borrower has set up reserves which are believed by Borrower to be adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities.

(j)
No Violation of Law. Borrower is not in violation of any law, ordinance, governmental rule or regulation to which it is subject and the violation of which would have a Material Adverse Effect, and Borrower has obtained any and all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its properties and the conduct of its business.

(k)
Use of Proceeds. None of the proceeds of the Loan will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any “margin security” or “margin stock” within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called “margin security” and “margin stock”) or for any other purpose which might make the transactions contemplated herein a “purpose credit” within the meaning of Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.
(l)
Business Information. The legal name, jurisdiction of organization, Federal Employer Identification Number and Organizational Number of Borrower, specified on the signature page hereof, are true and correct. Within the previous six (6) years, Borrower has not changed its name, done business under any other name, or merged or been the surviving entity of any merger, except as disclosed to Lender in writing.

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

(m)
Full Disclosure. No information contained in any Loan Document, the financial statements or any written statement furnished by or on behalf of Borrower under any Loan Document, or to induce Lender to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

6.
COVENANTS OF BORROWER. Borrower covenants and agrees as follows:

(a)
Application of Proceeds. The proceeds of the Loan will be used exclusively for business or commercial purposes to finance the acquisition of the Equipment and/or to reimburse Borrower with respect to the acquisition cost of the Equipment.

(b)
Use of Collateral. Borrower shall use the Equipment solely in the Continental United States and in the conduct of its business and in a careful and proper manner; shall not permanently discontinue use of the Equipment; and shall provide written notice to Lender not more than thirty (30) days after any change of the location of any item of the Equipment (or the location of the principal garage of any item of the Equipment, to the extent that such item is mobile equipment) as specified on the applicable Collateral Schedule.

(c)
For Motor Vehicles. Borrower shall cause that portion of the Equipment comprised of certificate of title motor vehicles to be titled in the name of the applicable Borrower and as provided herein shall deliver to Lender the original certificate of title with respect to such Equipment. Borrower shall cause such Equipment to be registered in the name of Borrower, and shall take all actions as reasonably may be required to maintain such registration of such Equipment in the name of Borrower. Lender shall hold such original certificates of title and not file any Title Lien Notation Documents until ninety (90) days from the date hereof or such longer period as agreed to by the Lender in writing. In the event Borrower and Lender convert the Loan to a secured revolving credit facility, Lender shall promptly deliver the original certificates of title to Borrower in consideration for corresponding SUBI certificates in the applicable titling trust.

Except as otherwise provided herein, Borrower shall not dispose of or further encumber its interest in the Collateral without the prior written consent of Lender. Borrower shall maintain the Equipment free from all claims, Liens and legal processes of creditors of Borrower other than Liens (1) for fees, taxes, or other governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof (provided, however, that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of the Equipment or any interest therein); (2) Liens of mechanics, materialmen, laborers, employees or suppliers and similar Liens arising by operation of law incurred by Borrower in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof (provided, however, that such contest does not involve any substantial danger of the sale, forfeiture or loss of the Equipment or any interest therein); and (3) Liens arising out of any judgments or awards against Borrower which have been adequately bonded to protect Lender’s interests or with respect to which a stay of execution has been obtained pending an appeal or a proceeding for review (“Permitted Liens”). Borrower shall notify Lender immediately upon receipt of notice of any Lien, attachment or judicial proceeding affecting the Equipment in whole or in part.

(d)
Fees and Taxes; Maintenance. Borrower, at its own expense, will pay or cause to be paid all taxes and fees relating to the ownership and use of the Equipment and will keep and maintain, or cause to be kept and maintained, the Equipment in accordance with the manufacturer’s recommended specifications, and in as good operating condition as on the date of execution hereof (or on the date on which acquired, if such date is subsequent to the date of execution hereof), ordinary wear and tear resulting from proper use thereof alone excepted, and will make all modifications and improvements to the Equipment as are required by Applicable Law; and will provide all maintenance and service and make all repairs necessary for such purpose.

(e)
Loss or Damage. Borrower shall advise Lender in writing within ten (10) days of the end of each calendar quarter of the occurrence of any material damage, loss, theft, destruction or governmental confiscation or appropriation of any item of the Equipment (an “Event of Loss”) and of the circumstances and extent of such Event of Loss. Within five (5) days after receipt of notice from Borrower, Borrower shall prepay the Obligations to the extent attributable to the unpaid portion of the Obligations funded with respect to the item of Equipment having suffered the total loss (as reasonably determined by Lender). If any item of Equipment is damaged and such damage can be repaired, Borrower shall promptly affect such repairs. All accessories, parts and replacements for or which are added to or become attached to the

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

Equipment shall immediately be deemed incorporated in the Equipment and subject to the security interest granted by Borrower herein. Upon reasonable advance notice, Lender shall have the right to inspect the Equipment and all maintenance records thereto, if any, at any reasonable time.

(f)
Personal Property. The parties intend that the Equipment shall remain personal property, notwithstanding the manner in which it may be affixed to any real property, and Borrower shall obtain and deliver to Lender (to be recorded at Borrower’s expense) from each Person having an interest in or Lien on the property (the “Premises”) where the Equipment is to be located, waivers of any Lien, encumbrance or interest which such Person might have or hereafter obtain or claim with respect to the Equipment.

(g)
Insurance. At its own expense, Borrower shall keep the Equipment or cause it to be kept insured in compliance with the requirements of the New York City Taxi & Limousine Commission for yellow taxi medallion operations. Borrower shall pay or cause to be paid the premiums therefor and, if requested by Lender, deliver to Lender evidence satisfactory to Lender of such insurance coverage within a reasonable time.

(h)
Further Assurances. Borrower shall promptly and duly execute and deliver to Lender such further documents, instruments and assurances and take such further action as Lender may from time to time reasonably request in order to carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of Lender hereunder; including, without limitation, the execution and delivery of any document reasonably required, and payment of all necessary costs to record such documents (including payment of any documentary or stamp tax), to perfect and maintain perfected the security interest granted under this Agreement.

(i)
Notices to Lender. Borrower shall provide written notice to Lender: (1) not less than thirty (30) days prior to any contemplated change in the name, the jurisdiction of organization, or address of the chief executive office, of Borrower or of Borrower’s organizational structure such that a filed financing statement would become seriously misleading (within the meaning of the UCC); and (2) promptly upon the occurrence of any event which constitutes a Default (as hereinafter defined) hereunder or which, with the giving of notice, lapse of time or both, would constitute a Default hereunder.

(j) Borrower shall furnish Lender (1) within one hundred twenty (120) days after the end of each fiscal year of Borrower, its balance sheet as at the end of such year, and the related statement of income and statement of changes in financial position for such fiscal year, prepared in accordance with GAAP, all in reasonable detail and certified by independent certified public accountants of recognized standing selected by Borrower and reasonably aceptable to Lender; (2) within sixty (60) days after the end of each quarter (other than the final quarter) of Borrower’s fiscal year, its balance sheet as at the end of such quarter and the related statement of income and statement of changes in financial position for such quarter, prepared in accordance with GAAP; and (3) within thirty (30) days after the date on which they are filed, all reports, forms and other filings required to be made by Borrower to the Securities and Exchange Commission (“SEC”) if any, as and when filed (by furnishing these SEC forms, or making them publicly available in electronic form, in each case, within the time periods set forth in clauses (1) and (2), Borrower shall be deemed to have satisfied the requirements of clauses (1), (2) and (3)). Upon the written request of Lender, Borrower will deliver to Lender any additional information reasonably requested by Lender relating to the Collateral and/or the general financial condition of Borrower.

(k) Notice of Bankruptcy. Borrower shall provide written notice to Lender of the commencement of proceedings under the Federal bankruptcy laws or other insolvency laws (as now or hereafter in effect) involving Borrower as a debtor.

(l) Bank Secrecy Act, etc. (1) Borrower has been advised by Lender that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by Lender, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Borrower executes this Agreement, Lender may ask for Borrower’s name and address, the date of birth of the officers executing this Agreement, and other information that will allow Lender to identify Borrower; and that Lender may also ask to see the driver’s license or other identifying documents of the officers of Borrower executing this Agreement. (2) Borrower is and will remain in full compliance with all Applicable Laws including, without limitation, (i) ensuring that no Person who owns a controlling interest in or otherwise controls Borrower is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation, or (B) a Person designated under Sections 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

(m) Indemnification. Borrower shall indemnify and defend Lender, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims (including, without limitation, any applicable taxes and/or penalties attributable to such claims), actions and suits of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral (other than such as may result from the gross negligence or willful misconduct of Lender, its successors and assigns, and their respective directors, officers and employees). The obligations of Borrower under this Section 6(m) shall survive the expiration of the term of this Agreement.

(n) Additional Covenants. Additional financial covenants are set forth in Schedule C.

(o) Joint and Several. Borrower’s obligations hereunder are joint and several.

7.
DEFAULT. A default shall be deemed to have occurred hereunder (“Default”) upon the occurrence of any of the following: (a) non-payment of an installment of principal and/or interest due under the Promissory Note on the applicable Payment Date within five (5) days after it is due; (b) non-payment of any other Obligation within five (5) days after it is due; (c) failure to maintain, use or operate the Equipment in compliance with Applicable Law which results in a Material Adverse Effect; (d) failure to obtain, maintain and comply with all of the insurance coverages required under this Agreement which results in a Material Adverse Effect; (e) any transfer or encumbrance, or the existence of any Lien, that is prohibited by this Agreement; (f) a payment or other default by Borrower or its Affiliates under any loan, lease, guaranty or other financial obligation to Lender or its Affiliates which default entitles the other party to such obligation to exercise remedies; (g) a payment or other default by Borrower or its Affiliates under any material loan, lease, guaranty or other material financial obligation to any third party which default has been declared after the lapse of any applicable grace and cure periods; (h) a material inaccuracy in any representation or breach of warranty by Borrower (including any materially false or misleading representation or warranty) in any financial statement or Loan Document, including any omission of any substantial contingent or unliquidated liability or claim against Borrower; (i) the failure by Borrower generally to pay its debts as they become due or its admission in writing of its inability to pay the same, or the commencement of any bankruptcy, insolvency, receivership or similar proceeding by or against Borrower or any of its properties or business (unless, if involuntary, the proceeding is dismissed within sixty (60) days of the filing thereof) or the rejection of this Agreement or any other Loan Document in any such proceeding; (j) Borrower shall (1) consummate into any transaction of merger or consolidation where Borrower is not the surviving entity (such actions being referred to as an "Event"), unless the surviving entity is organized and existing under the Laws of the United States or any state, and prior to such Event: (A) such Person executes and delivers to Lender (x) an agreement satisfactory to Lender, in its reasonable discretion, containing such Person's effective assumption, and its agreement to pay, perform, comply with and otherwise be liable for, in a due and punctual manner, all of Borrower's Obligations having previously arisen, or then or thereafter arising, under any and all of the Loan Documents, and (y) any and all other documents, agreements, instruments, certificates, opinions and filings requested by Lender; and (B) Lender is satisfied as to the creditworthiness of such Person, and as to such Person's conformance to the other standard criteria then used by Lender when approving transactions similar to the transactions contemplated in this Agreement; (2) cease to do business as a going concern, liquidate, or dissolve; or (3) sell, transfer, or otherwise dispose of all or substantially all of its assets or property; (k) if Borrower is privately held and effective control of Borrower's voting capital stock/membership interests/partnership interests, issued and outstanding from time to time, is not retained by the present holders (unless Borrower shall have provided thirty (30) days' prior written notice to Lender of the proposed disposition and Lender shall have consented thereto in writing); (l) if Borrower is a publicly held corporation and there is a material change in the ownership of Borrower’s capital stock which results in a Material Adverse Effect; (m) there occurs a default or anticipatory repudiation under any guaranty executed in connection with this Agreement; (n) failure to satisfy the requirements of any financial covenants set forth in this Agreement (and such breach is not cured in accordance with Schedule C); or (o) breach by Borrower of Section 6(l) of this Agreement; or (p) breach by Borrower of any other covenant, condition or agreement (other than those in items (a)-(o)) under this Agreement or any of the other Loan Documents that continues for thirty (30) days after receipt by Borrower of Lender’s written notice to Borrower (but such notice and cure period will not be applicable unless such breach is curable by practical means within such notice period).

The occurrence of a Default with respect to any Promissory Note shall, at the sole discretion of Lender (as set forth in a written declaration to Borrower), constitute a Default with respect to any or all of the other Promissory Notes. Notwithstanding anything to the contrary set forth herein, Lender or its assignee(s) (as applicable) may exercise all rights and remedies hereunder or under a Promissory Note independently with respect to each Promissory Note and/or with

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

respect to the Collateral collateralizing such Promissory Note.

8.
REMEDIES. Upon the occurrence of a Default hereunder, Lender may, at its option, declare this Agreement to be in default with respect to any or all of the Promissory Notes, and at any time thereafter may do any one or more of the following, all of which are hereby authorized by Borrower:

(a)
Rights and Remedies. If any Default shall occur and be continuing, Lender may declare the unpaid principal amount of the Promissory Note together with accrued and unpaid interest thereon, and all other Obligations then outstanding to be immediately due and payable, whereupon the same shall become and be forthwith due and payable by Borrower to Lender, without presentment, demand, protest or notice of any kind, all of which are expressly waived by Borrower; provided, that, in the case of any Default referred to in Section 7(i), the unpaid principal amount of the Promissory Note together with accrued and unpaid interest thereon, and all other Obligations then outstanding shall be automatically and immediately due and payable by Borrower to Lender without notice, presentment, demand, protest or other action of any kind, all of which are expressly waived by Borrower. Upon the occurrence and during the continuation of any Default, then in each and every case, Lender shall be entitled to exercise any and all rights and remedies of a secured party under the UCC in effect in any applicable jurisdiction at the date of this Agreement and in addition to those rights, at its sole discretion, may require Borrower (at Borrower’s sole expense) to forward promptly any or all of the Collateral to Lender at such location as shall reasonably be required by Lender, or enter upon the premises where any such Collateral is located (without obligation for rent) and take immediate possession of and remove the Collateral by summary proceedings or other method permitted by applicable law, all without liability from Lender to Borrower for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise.

(b)
Disposition of Collateral. Subject to any right of Borrower to redeem the Collateral, sell, lease or otherwise dispose of any or all of the Collateral in a commercially reasonable manner at public or private sale with notice to Borrower (the parties agreeing that ten (10) days’ prior written notice shall constitute adequate notice of such sale) at such price as it may deem best, for cash, credit, or otherwise, with the right of Lender to purchase and apply the proceeds:

First, to the payment of all expenses and charges, including the expenses of any sale, lease or other disposition, the expenses of any taking, actual, out-of-pocket attorneys’ fees, court costs and any other expenses incurred or advances made by Lender in the protection of its rights or the pursuance of its remedies, and to provide adequate indemnity to Lender against all taxes and Liens which by law have, or may have, priority over the rights of Lender to the monies so received by Lender;

Second, to the payment of the Obligations; and

Third, to the payment of any surplus thereafter remaining to Borrower;

and in the event that the proceeds are insufficient to pay the amounts specified in clauses “First” and “Second” above, Lender may collect such deficiency from Borrower.

(c)
Other Rights and Remedies. Lender may exercise any other right or remedy available to it under the Loan Documents or Applicable Law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Agreement in whole or in part.

(d)
Costs and Expenses; No Remedy Exclusive. In addition, Borrower shall be liable for any and all unpaid additional sums due hereunder or under the Promissory Note, before, after or during the exercise of any of the foregoing remedies; for all reasonable legal fees and other reasonable costs and expenses incurred by reason of any Default or of the exercise of Lender’s remedies with respect thereto. No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative, and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time. Borrower hereby waives any and all existing or future claims to any offset against the sums due hereunder or under the Promissory Note and agrees to make the payments regardless of any offset or claim which may be asserted by Borrower or on its behalf in connection with this Agreement.

(e)
No Waiver. The failure of Lender to exercise, or delay in the exercise of, the rights granted hereunder

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

upon any Default by Borrower or its Affiliates shall not constitute a waiver of any such right upon the continuation or recurrence of any such Default. Lender may take or release other security; may release any party primarily or secondarily liable for the Obligations; may grant extensions, renewals or indulgences with respect to the Obligations and may apply any other security therefor held by it to the satisfaction of the Obligations without prejudice to any of its rights hereunder.

9.
NOTICES. All notices (excluding billings and communications in the ordinary course of business) hereunder shall be in writing, personally delivered, sent by overnight courier service, sent by facsimile telecopier, or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such parties or at such other addresses as such parties shall from time to time designate in writing to the other parties; and shall be effective from the date of receipt.

10.
LENDER’S RIGHT TO PERFORM FOR BORROWER. (a) Performance and Reimbursement. If Borrower fails to perform or comply with any of its agreements contained herein, Lender shall have the right, but shall not be obligated, to effect such performance or compliance, and the amount of any actual, out-of-pocket expenses and other reasonable expenses of Lender thereby incurred, together with interest thereon at the Default Rate, shall be due and payable by Borrower upon written demand.

(b) Power of Attorney. So long as any Default has occurred and is then continuing, Borrower hereby appoints Lender as Borrower’s attorney-in-fact (which power shall be deemed coupled with an interest) to execute, endorse and deliver any deed, conveyance, assignment or other instrument in writing as may be required to vest in Lender any right, title or power which by the terms hereof are expressed to be conveyed to or conferred upon Lender, including, without limitation, real property waivers, and documents and checks or drafts relating to or received in payment for any loss or damage under the policies of insurance required hereby, but only to the extent that the same relates to the Collateral.

11.
This Agreement shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon the successors of Borrower. Without Lender’s prior written consent, which shall not be unreasonable withheld, the rights and Obligations of Borrower under this Agreement may not be assigned or delegated. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender’s rights and obligations hereunder, in the Promissory Notes, in the Collateral and/or the Obligations held by it to others at any time and from time to time subject to the Borrowers consent (which consent shall not be, except in the case of a sale, assignment, transfer or a participation to a Disqualified Institution or Competitor, unreasonably withheld, conditioned or delayed by the Borrower); and Lender may disclose to any such purchaser, assignee, transferee or participant (the “Participant”), or potential Participant, this Agreement and all information, reports, financial statements and documents executed or obtained in connection with this Agreement which Lender now or hereafter may have relating to the Loan, Borrower, or the business of Borrower. Borrower hereby grants to any Participant all Liens, rights and remedies of Lender under the provisions of this Agreement or any other documents relating hereto or under applicable laws. Borrower agrees that any Participant may enforce such Liens and exercise such rights and remedies in the same manner as if such Participant were Lender and a direct creditor of Borrower. Upon the request of any Participant, Borrower agrees to promptly execute and deliver to Participant an acknowledgment of the assignment, transfer or sale of participation interest, in form and substance satisfactory to Participant.

12.
CHOICE OF LAW; JURISDICTION; WAIVER OF JURY TRIAL. (a) GOVERNING LAW. THIS AGREEMENT AND ALL OTHER RELATED INSTRUMENTS AND DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, IN ALL RESPECTS, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(b)
Jurisdiction. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in any state or Federal court of competent jurisdiction in the State of New York, and each party submits to the jurisdiction of such court and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address designated pursuant hereto, or as otherwise provided under the laws of the State of New York.

(c)
WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

PERTAINING TO THIS AGREEMENT OR THE PROMISSORY NOTE. BORROWER AUTHORIZES LENDER TO FILE THIS PROVISION WITH THE CLERK OR JUDGE OF ANY COURT HEARING SUCH CLAIM. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND THE PROMISSORY NOTE AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

13.
MISCELLANEOUS. (a) Entire Agreement. The Loan Documents and the Commitment Letter constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall not be amended or altered in any manner except by a document in writing executed by both parties.

(b)
Survival. All representations, warranties, and covenants of Borrower contained herein or made pursuant hereto shall survive closing and continue throughout the term hereof and until the Obligations are satisfied in full.

(c)
Severability. Any provision of the Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, Borrower hereby waives any provision of law which renders any provision hereof or thereof prohibited or unenforceable in any respect.

(d)
Captions. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

(e)
Expenses. Borrower agrees to pay or reimburse Lender for all reasonable costs and expenses (including the reasonable fees and expenses of all counsel, advisors, consultants and auditors retained in connection therewith), incurred in connection with: (1) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan Documents and the preservation of any rights thereunder (including, without limitation, filing or recording fees and taxes); (2) collection, including deficiency collections; (3) any amendment, waiver or other modification waiver of, or consent with respect to, any Loan Document or advice in connection with the administration of the Loan or the rights thereunder; (4) any litigation, dispute, suit, proceeding or action (whether instituted by or between any combination of Lender, Borrower or any other Person), and an appeal or review thereof, in any way relating to the Collateral, any Loan Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and (5) any effort (i) to monitor the Loan, (ii) to evaluate, observe or assess Borrower or the affairs of such Person, and (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

(f)
Counterparts. This Agreement and all of the other Loan Documents may be executed in counterparts. Photocopies, electronic or facsimile transmissions of signatures shall be deemed original signatures and shall be fully binding on the parties to the same extent as original signatures.

(g)
Confidentiality.

(i) Confidentiality Obligation. Neither the Lender, on the one hand, nor the MCC entities, on the other hand, shall publish or otherwise disclose any confidential and proprietary information concerning the other parties, and their respective Affiliates and their businesses (collectively, "Confidential Information"), to any Person.

(ii) Permitted Disclosures. Notwithstanding anything to the contrary above, each party may disclose the Confidential Information:

1.
to its Affiliates, liquidity providers, liquidity agents, and to its own (and their respective Affiliates', liquidity providers', liquidity agents') partners, agents, trustees, administrators, managers, service providers,

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

directors, officers, employees, accountants, counsel and other professional advisors, equity owners and investors (it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential, and have agreed to keep the Confidential Information confidential, or are bound by obligations of confidentiality to receiving party, which would restrict disclosure of Confidential Information in contravention of the provisions of the Section (collectively, such Persons, the "Affiliated Parties," and any such Person, an "Affiliated Party");
2.
to the extent required by Applicable Law, court order, summons, subpoena or other legal process, or in connection with any litigation;
3.
to the extent required or requested by any Governmental Authority or regulatory authority purporting to have jurisdiction over such Person (including any self-regulatory authority);
4.
to any other Person involved as a party in the Loan;
5.
to the extent that such information:
A.
was or becomes available to, and readily obtainable by, such party on a non-confidential basis from a source other than applicable party receiving such information or its Affiliated Parties that is not known to be subject to a confidentiality obligation to the party disclosing such information or an affiliate thereof;
B.
has been independently acquired or developed by any such party without utilizing any Confidential Information or violating any of their respective obligations under this Agreement; or
C.
becomes publicly available and readily obtainable other than as a result of a breach of this Section;
D.
in connection with the exercise of any right or remedy under any Transaction Document, including the sale, lease, or other disposition of Collateral after default;
E.
to any participant or assignee or any Lender or any prospective such participant or assignee (provided that such participant or assignee or prospective participant or assignee agrees in writing to be bound by this Section prior to disclosure); or
F.
otherwise with the prior consent of the other Parties;

(iii) Certain Duties. The Lender, on the one hand, and the MCC entities, on the other hand, agree to use the same efforts to protect the confidentiality of the Confidential Information as it uses to protect its own confidential information of a similar nature.

(iv) Obligations Regarding MNPI. To the extent that the Lender, or its Affiliated Parties, receives from any MCC entity any Confidential Information that constitutes material non-public information, as defined under Regulation FD promulgated under the Exchange Act ("MNPI"), related to the MCC entities during the term of the Facility:

1.
The Lenders hereby acknowledges that it understands that (A) the Confidential Information described by this Agreement may contain or constitute MNPI concerning MCC; and (B) trading, directly or indirectly, in MCC's securities while in possession of MNPI or communicating the Confidential Information to any other person who trades in such securities could subject the Lenders, or its Affiliated Parties to liability under the

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

U.S. federal and state securities laws related to insider trading and similar matters, including Rule 10b-5 promulgated under the Exchange Act ("Insider Trading Laws") (it being understood that, under applicable Insider Trading Laws a party may not be considered to be in possession of MNPI in connection with a trade where, in accordance with its internal procedures, such information is not available for use in connection with such trade); and
2.
The Lender hereby agrees that, until the MNPI is publicly announced it, and its respective Affiliated Parties (A) will not, directly or indirectly, trade or effect any transaction in MCC's securities (including entering into hedge transactions involving MCC's securities) on the basis of MNPI unless and until the lender or such Affiliated Party, as the case may be, can do so in compliance with applicable Insider Trading Laws, and (B) will not convey any of the Confidential Information that it has received to any other person outside of the Affiliated Parties in a manner that would violate applicable Insider Trading Laws. The Lender covenants that until the public disclosure of the MNPI, it will maintain the confidentiality of the MNPI in accordance with this Section; provided, however, that, any disclosure of the MNPI may be made by the Lender to its respective Affiliated Parties in accordance with this Section.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

IN WITNESS WHEREOF, the parties hereto have caused this Loan and Security Agreement to be duly executed, under seal, as of the day and year first above written.

AUXILIOR CAPITAL PARTNERS, INC. The Entities Listed on Schedule B

Lender Each Borrower by its sole member, DePalma Acquisition II LLC

By: /s/ David Verlizzo By: /s/ Michael Hutchby

Name: David Verlizzo Name: Michael Hutchby

Title: Chief Legal Officer Title: CFO

Address: ______________________ Address:____________________

Email: ________________________ Email: _____________________

12

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

SCHEDULE A DEFINITIONS

Capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the Loan Documents) the following respective meanings:

“Affiliate” means, with respect to any Person: (i) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, fifty percent (50%)] or more of the Stock having ordinary voting power for the election of directors of such Person; (ii) each other Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person’s officers, directors, joint ventures and partners. For the purpose of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting Stock, by contract or otherwise.

“Agreement” means this Loan and Security Agreement including all appendices, exhibits or schedules attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, each as in effect at the time such reference becomes operative.

“Applicable Law” means any law, rule, regulation, ordinance, order, code, common law, interpretation, judgment, directive, decree, treaty, injunction, writ, determination, award, permit or similar norm or decision of any Governmental Authority.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Maryland.

“Closing Date" means the date on which a Promissory Note is executed and delivered to Lender pursuant to this Agreement.

“Competitor” means, as of any date of determination, any Person that (a) is not an Affiliate of any MCC Entity, (b) is engaged in, or that has an Affiliate engaged in, the business of (i) financing loans primarily secured by Medallions or (ii) leasing, maintaining, financing, insuring or otherwise operating taxicabs, and (c) taken together with its Affiliates, derives all, or a substantial portion, of its revenue from the businesses described in the foregoing clause (b) of this definition. Notwithstanding the foregoing, federally and stated chartered banks and private lending institutions whose primary business is not financing loans primarily secured by Medallions or leasing, maintaining, financing, insuring or otherwise operating taxicabs shall not be deemed Competitors.

“Disqualified Institution” means any Person or Affiliate of such Person that is a competitor of the Borrower, MCC, MCC’s external manager, Marblegate Asset Management, or their Subsidiaries, or that has been identified in writing by the Borrower to the Lender from time to time.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“IRC” means the Internal Revenue Code of 1986, as now or hereafter amended.

“Loan Rate” means the interest rate set out in the Promissory Note.

“Lien” means any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, Lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or written preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

“Loan” means the loan in the amount of the aggregate principal amount of all advances and evidenced by the Promissory

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

Note, and made to Borrower under the terms of this Agreement, and any renewals, extensions, revisions, modifications or replacements therefore or thereof.

“Loan Documents” means this Agreement, the Promissory Note, the Collateral Schedule, [the Guaranty], and the other documents and instruments executed pursuant hereto, the financial statements, and all other documents, instruments, certificates and notices at any time delivered by any Person (other than Lender) in connection with any of the foregoing.

“Material Adverse Effect” means: a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower or Guarantor or the industry within which Borrower or Guarantor operates, (b) Borrower’s or Guarantor’s ability to pay or perform the Obligations under the Loan Documents in accordance with the terms thereof, (c) the Collateral or the Lien of Lender on the Collateral or the priority of any such Lien, or (d) Lender’s rights and remedies under this Agreement and the other Loan Documents. Notwithstanding the foregoing, a Material Adverse Effect with respect to the Borrower shall only occur if effects ten percent (10%) or more of the aggregate Equipment owned by all of the Borrowers.

“Obligations” means all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loan and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, charges, expenses, attorneys’ fees and any other sum chargeable to Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loan.

“Payment Date” has the meaning assigned to it in the Promissory Note.

“Person” means any individual, sole proprietorship, entity, limited liability entity, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person’s successors and assigns.

“Proceeds” means “proceeds,” as such term is defined in the UCC and, in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of Governmental Authority); (iii) any recoveries by Borrower against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; and (iv) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

“Stated Maturity Date” has the meaning assigned to it in the Promissory Note.

“Stock” means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

“Taxes” means taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of [ New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to the Lien of Lender on any Collateral is governed by the Uniform Commercial Code

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

SCHEDULE B

COLLATERAL SCHEDULE

TABLE 1

	LLC	Vehicle (Make, Model, Year)	VIN
1	Latka Taxi 57 LLC	Toyota Sienna - 24	[***]
2	Latka Taxi 71 LLC	Toyota Sienna - 24	[***]
3	Latka Taxi 72 LLC	Toyota Sienna - 24	[***]
4	Latka Taxi 76 LLC	Toyota Sienna - 24	[***]
5	Latka Taxi 33 LLC	Toyota Sienna - 24	[***]
6	Latka Taxi 34 LLC	Toyota Sienna - 24	[***]
7	Latka Taxi 36 LLC	Toyota Sienna - 24	[***]
8	Latka Taxi 37 LLC	Toyota Sienna - 24	[***]
9	Latka Taxi 39 LLC	Toyota Sienna - 24	[***]
10	Latka Taxi 47 LLC	Toyota Sienna - 24	[***]
11	Latka Taxi 47 LLC	Toyota Sienna - 24	[***]
12	Latka Taxi 48 LLC	Toyota Sienna - 24	[***]
13	Latka Taxi 48 LLC	Toyota Sienna - 24	[***]
14	Latka Taxi 49 LLC	Toyota Sienna - 24	[***]
15	Latka Taxi 49 LLC	Toyota Sienna - 24	[***]
16	Latka Taxi 50 LLC	Toyota Sienna - 24	[***]
17	Latka Taxi 50 LLC	Toyota Sienna - 24	[***]
18	Latka Taxi 51 LLC	Toyota Sienna - 24	[***]
19	Latka Taxi 51 LLC	Toyota Sienna - 24	[***]
20	Latka Taxi 52 LLC	Toyota Sienna - 24	[***]
21	Latka Taxi 52 LLC	Toyota Sienna - 24	[***]
22	Latka Taxi 53 LLC	Toyota Sienna - 24	[***]
23	Latka Taxi 53 LLC	Toyota Sienna - 24	[***]
24	Latka Taxi 54 LLC	Toyota Sienna - 24	[***]
25	Latka Taxi 54 LLC	Toyota Sienna - 24	[***]
26	Latka Taxi 55 LLC	Toyota Sienna - 24	[***]
27	Latka Taxi 56 LLC	Toyota Sienna - 24	[***]
28	Latka Taxi 56 LLC	Toyota Sienna - 24	[***]
29	Latka Taxi 55 LLC	Toyota Sienna - 24	[***]
30	Latka Taxi 57 LLC	Toyota Sienna - 24	[***]
31	Latka Taxi 58 LLC	Toyota Sienna - 24	[***]
32	Latka Taxi 61 LLC	Toyota Sienna - 24	[***]
33	Latka Taxi 61 LLC	Toyota Sienna - 24	[***]
34	Latka Taxi 62 LLC	Toyota Sienna - 24	[***]
35	Latka Taxi 62 LLC	Toyota Sienna - 24	[***]
36	Latka Taxi 63 LLC	Toyota Sienna - 24	[***]
37	Latka Taxi 63 LLC	Toyota Sienna - 24	[***]
38	Latka Taxi 64 LLC	Toyota Sienna - 24	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

39	Latka Taxi 64 LLC	Toyota Sienna - 24	[***]
40	Latka Taxi 65 LLC	Toyota Sienna - 24	[***]
41	Latka Taxi 65 LLC	Toyota Sienna - 24	[***]
42	Latka Taxi 66 LLC	Toyota Sienna - 24	[***]
43	Latka Taxi 66 LLC	Toyota Sienna - 24	[***]
44	Latka Taxi 67 LLC	Toyota Sienna - 24	[***]
45	Latka Taxi 67 LLC	Toyota Sienna - 24	[***]
46	Latka Taxi 68 LLC	Toyota Sienna - 25	[***]
47	Latka Taxi 68 LLC	Toyota Sienna - 25	[***]
48	Latka Taxi 69 LLC	Toyota Sienna - 25	[***]
49	Latka Taxi 69 LLC	Toyota Sienna - 25	[***]
50	Latka Taxi 69 LLC	Toyota Sienna - 25	[***]
51	Latka Taxi 70 LLC	Toyota Sienna - 25	[***]
52	Latka Taxi 70 LLC	Toyota Sienna - 25	[***]
53	Latka Taxi 71 LLC	Toyota Sienna - 25	[***]
54	Latka Taxi 72 LLC	Toyota Sienna - 25	[***]
55	Latka Taxi 73 LLC	Toyota Sienna - 25	[***]
56	Latka Taxi 73 LLC	Toyota Sienna - 25	[***]
57	Latka Taxi 40 LLC	Toyota Sienna - 25	[***]
58	Latka Taxi 40 LLC	Toyota Sienna - 25	[***]
59	Latka Taxi 41 LLC	Toyota Sienna - 25	[***]
60	Latka Taxi 41 LLC	Toyota Sienna - 25	[***]
61	Latka Taxi 42 LLC	Toyota Sienna - 25	[***]
62	Latka Taxi 42 LLC	Toyota Sienna - 25	[***]
63	Latka Taxi 43 LLC	Toyota Sienna - 25	[***]
64	Latka Taxi 43 LLC	Toyota Sienna - 25	[***]
65	Latka Taxi 44 LLC	Toyota Sienna - 25	[***]
66	Latka Taxi 44 LLC	Toyota Sienna - 25	[***]
67	Latka Taxi 45 LLC	Toyota Sienna - 25	[***]
68	Latka Taxi 45 LLC	Toyota Sienna - 25	[***]
69	Latka Taxi 46 LLC	Toyota Sienna - 25	[***]
70	Latka Taxi 46 LLC	Toyota Sienna - 25	[***]
71	Latka Taxi 74 LLC	Toyota Sienna - 25	[***]
72	Latka Taxi 74 LLC	Toyota Sienna - 25	[***]
73	Latka Taxi 75 LLC	Toyota Sienna - 25	[***]
74	Latka Taxi 77 LLC	Toyota Sienna - 25	[***]
75	Latka Taxi 77 LLC	Toyota Sienna - 25	[***]
76	Latka Taxi 84 LLC	Toyota Sienna - 25	[***]
77	Latka Taxi 84 LLC	Toyota Sienna - 25	[***]
78	Latka Taxi 85 LLC	Toyota Sienna - 25	[***]
79	Latka Taxi 85 LLC	Toyota Sienna - 25	[***]
80	Latka Taxi 86 LLC	Toyota Sienna - 25	[***]
81	Latka Taxi 86 LLC	Toyota Sienna - 25	[***]
82	Latka Taxi 87 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

83	Latka Taxi 87 LLC	Toyota Sienna - 25	[***]
84	Latka Taxi 88 LLC	Toyota Sienna - 25	[***]
85	Latka Taxi 88 LLC	Toyota Sienna - 25	[***]
86	Latka Taxi 89 LLC	Toyota Sienna - 25	[***]
87	Latka Taxi 89 LLC	Toyota Sienna - 25	[***]
88	Latka Taxi 90 LLC	Toyota Sienna - 25	[***]
89	Latka Taxi 90 LLC	Toyota Sienna - 25	[***]
90	Latka Taxi 91 LLC	Toyota Sienna - 25	[***]
91	Latka Taxi 91 LLC	Toyota Sienna - 25	[***]
92	Latka Taxi 92 LLC	Toyota Sienna - 25	[***]
93	Latka Taxi 92 LLC	Toyota Sienna - 25	[***]
94	Latka Taxi 93 LLC	Toyota Sienna - 25	[***]
95	Latka Taxi 93 LLC	Toyota Sienna - 25	[***]
96	Latka Taxi 94 LLC	Toyota Sienna - 25	[***]
97	Latka Taxi 94 LLC	Toyota Sienna - 25	[***]
98	Latka Taxi 95 LLC	Toyota Sienna - 25	[***]
99	Latka Taxi 95 LLC	Toyota Sienna - 25	[***]
100	Latka Taxi 96 LLC	Toyota Sienna - 25	[***]
101	Latka Taxi 96 LLC	Toyota Sienna - 25	[***]
102	Latka Taxi 97 LLC	Toyota Sienna - 25	[***]
103	Latka Taxi 97 LLC	Toyota Sienna - 25	[***]
104	Latka Taxi 98 LLC	Toyota Sienna - 25	[***]
105	Latka Taxi 98 LLC	Toyota Sienna - 25	[***]
106	Latka Taxi 99 LLC	Toyota Sienna - 25	[***]
107	Latka Taxi 99 LLC	Toyota Sienna - 25	[***]
108	Latka Taxi 78 LLC	Toyota Sienna - 25	[***]
109	Latka Taxi 78 LLC	Toyota Sienna - 25	[***]
110	Latka Taxi 79 LLC	Toyota Sienna - 25	[***]
111	Latka Taxi 79 LLC	Toyota Sienna - 25	[***]
112	Latka Taxi 80 LLC	Toyota Sienna - 25	[***]
113	Latka Taxi 81 LLC	Toyota Sienna - 25	[***]
114	Latka Taxi 81 LLC	Toyota Sienna - 25	[***]
115	Latka Taxi 82 LLC	Toyota Sienna - 25	[***]
116	Latka Taxi 83 LLC	Toyota Sienna - 25	[***]
117	Latka Taxi 75 LLC	Toyota Sienna - 25	[***]
118	Latka Taxi 82 LLC	Toyota Sienna - 25	[***]
119	Latka Taxi 83 LLC	Toyota Sienna - 25	[***]
120	Latka Taxi 100 LLC	Toyota Sienna - 25	[***]
121	Latka Taxi 100 LLC	Toyota Sienna - 25	[***]
122	Latka Taxi 101 LLC	Toyota Sienna - 25	[***]
123	Latka Taxi 101 LLC	Toyota Sienna - 25	[***]
124	Latka Taxi 102 LLC	Toyota Sienna - 25	[***]
125	Latka Taxi 102 LLC	Toyota Sienna - 25	[***]
126	Latka Taxi 103 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

127	Latka Taxi 103 LLC	Toyota Sienna - 25	[***]
128	Latka Taxi 104 LLC	Toyota Sienna - 25	[***]
129	Latka Taxi 104 LLC	Toyota Sienna - 25	[***]
130	Latka Taxi 105 LLC	Toyota Sienna - 25	[***]
131	Latka Taxi 105 LLC	Toyota Sienna - 25	[***]
132	Latka Taxi 80 LLC	Toyota Sienna - 25	[***]
133	Latka Taxi 106 LLC	Toyota Sienna - 25	[***]
134	Latka Taxi 106 LLC	Toyota Sienna - 25	[***]
135	Latka Taxi 107 LLC	Toyota Sienna - 25	[***]
136	Latka Taxi 107 LLC	Toyota Sienna - 25	[***]
137	Latka Taxi 108 LLC	Toyota Sienna - 25	[***]
138	Latka Taxi 108 LLC	Toyota Sienna - 25	[***]
139	Latka Taxi 109 LLC	Toyota Sienna - 25	[***]
140	Latka Taxi 109 LLC	Toyota Sienna - 25	[***]
141	Latka Taxi 11 LLC	Toyota Sienna - 25	[***]
142	Latka Taxi 11 LLC	Toyota Sienna - 25	[***]
143	Latka Taxi 111 LLC	Toyota Sienna - 25	[***]
144	Latka Taxi 111 LLC	Toyota Sienna - 25	[***]
145	Latka Taxi 112 LLC	Toyota Sienna - 25	[***]
146	Latka Taxi 113 LLC	Toyota Sienna - 25	[***]
147	Latka Taxi 113 LLC	Toyota Sienna - 25	[***]
148	Latka Taxi 114 LLC	Toyota Sienna - 25	[***]
149	Latka Taxi 114 LLC	Toyota Sienna - 25	[***]
150	Latka Taxi 115 LLC	Toyota Sienna - 25	[***]
151	Latka Taxi 115 LLC	Toyota Sienna - 25	[***]
152	Latka Taxi 118 LLC	Toyota Sienna - 25	[***]
153	Latka Taxi 118 LLC	Toyota Sienna - 25	[***]
154	Latka Taxi 12 LLC	Toyota Sienna - 25	[***]
155	Latka Taxi 12 LLC	Toyota Sienna - 25	[***]
156	Latka Taxi 121 LLC	Toyota Sienna - 25	[***]
157	Latka Taxi 121 LLC	Toyota Sienna - 25	[***]
158	Latka Taxi 122 LLC	Toyota Sienna - 25	[***]
159	Latka Taxi 122 LLC	Toyota Sienna - 25	[***]
160	Latka Taxi 123 LLC	Toyota Sienna - 25	[***]
161	Latka Taxi 124 LLC	Toyota Sienna - 25	[***]
162	Latka Taxi 124 LLC	Toyota Sienna - 25	[***]
163	Latka Taxi 125 LLC	Toyota Sienna - 25	[***]
164	Latka Taxi 126 LLC	Toyota Sienna - 25	[***]
165	Latka Taxi 126 LLC	Toyota Sienna - 25	[***]
166	Latka Taxi 13 LLC	Toyota Sienna - 25	[***]
167	Latka Taxi 13 LLC	Toyota Sienna - 25	[***]
168	Latka Taxi 132 LLC	Toyota Sienna - 25	[***]
169	Latka Taxi 132 LLC	Toyota Sienna - 25	[***]
170	Latka Taxi 133 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

171	Latka Taxi 133 LLC	Toyota Sienna - 25	[***]
172	Latka Taxi 134 LLC	Toyota Sienna - 25	[***]
173	Latka Taxi 134 LLC	Toyota Sienna - 25	[***]
174	Latka Taxi 135 LLC	Toyota Sienna - 25	[***]
175	Latka Taxi 135 LLC	Toyota Sienna - 25	[***]
176	Latka Taxi 136 LLC	Toyota Sienna - 25	[***]
177	Latka Taxi 138 LLC	Toyota Sienna - 25	[***]
178	Latka Taxi 14 LLC	Toyota Sienna - 25	[***]
179	Latka Taxi 14 LLC	Toyota Sienna - 25	[***]
180	Latka Taxi 143 LLC	Toyota Sienna - 25	[***]
181	Latka Taxi 144 LLC	Toyota Sienna - 25	[***]
182	Latka Taxi 144 LLC	Toyota Sienna - 25	[***]
183	Latka Taxi 145 LLC	Toyota Sienna - 25	[***]
184	Latka Taxi 145 LLC	Toyota Sienna - 25	[***]
185	Latka Taxi 146 LLC	Toyota Sienna - 25	[***]
186	Latka Taxi 146 LLC	Toyota Sienna - 25	[***]
187	Latka Taxi 146 LLC	Toyota Sienna - 25	[***]
188	Latka Taxi 147 LLC	Toyota Sienna - 25	[***]
189	Latka Taxi 147 LLC	Toyota Sienna - 25	[***]
190	Latka Taxi 148 LLC	Toyota Sienna - 25	[***]
191	Latka Taxi 148 LLC	Toyota Sienna - 25	[***]
192	Latka Taxi 149 LLC	Toyota Sienna - 25	[***]
193	Latka Taxi 149 LLC	Toyota Sienna - 25	[***]
194	Latka Taxi 15 LLC	Toyota Sienna - 25	[***]
195	Latka Taxi 15 LLC	Toyota Sienna - 25	[***]
196	Latka Taxi 150 LLC	Toyota Sienna - 25	[***]
197	Latka Taxi 150 LLC	Toyota Sienna - 25	[***]
198	Latka Taxi 151 LLC	Toyota Sienna - 25	[***]
199	Latka Taxi 151 LLC	Toyota Sienna - 25	[***]
200	Latka Taxi 112 LLC	Toyota Sienna - 25	[***]
201	Latka Taxi 125 LLC	Toyota Sienna - 25	[***]
202	Latka Taxi 143 LLC	Toyota Sienna - 25	[***]
203	Latka Taxi 154 LLC	Toyota Sienna - 25	[***]
204	Latka Taxi 154 LLC	Toyota Sienna - 25	[***]
205	Latka Taxi 155 LLC	Toyota Sienna - 25	[***]
206	Latka Taxi 155 LLC	Toyota Sienna - 25	[***]
207	Latka Taxi 158 LLC	Toyota Sienna - 25	[***]
208	Latka Taxi 158 LLC	Toyota Sienna - 25	[***]
209	Latka Taxi 159 LLC	Toyota Sienna - 25	[***]
210	Latka Taxi 159 LLC	Toyota Sienna - 25	[***]
211	Latka Taxi 16 LLC	Toyota Sienna - 25	[***]
212	Latka Taxi 16 LLC	Toyota Sienna - 25	[***]
213	Latka Taxi 161 LLC	Toyota Sienna - 25	[***]
214	Latka Taxi 161 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

215	Latka Taxi 163 LLC	Toyota Sienna - 25	[***]
216	Latka Taxi 165 LLC	Toyota Sienna - 25	[***]
217	Latka Taxi 165 LLC	Toyota Sienna - 25	[***]
218	Latka Taxi 165 LLC	Toyota Sienna - 25	[***]
219	Latka Taxi 167 LLC	Toyota Sienna - 25	[***]
220	Latka Taxi 167 LLC	Toyota Sienna - 25	[***]
221	Latka Taxi 167 LLC	Toyota Sienna - 25	[***]
222	Latka Taxi 168 LLC	Toyota Sienna - 25	[***]
223	Latka Taxi 168 LLC	Toyota Sienna - 25	[***]
224	Latka Taxi 17 LLC	Toyota Sienna - 25	[***]
225	Latka Taxi 17 LLC	Toyota Sienna - 25	[***]
226	Latka Taxi 171 LLC	Toyota Sienna - 25	[***]
227	Latka Taxi 171 LLC	Toyota Sienna - 25	[***]
228	Latka Taxi 172 LLC	Toyota Sienna - 25	[***]
229	Latka Taxi 172 LLC	Toyota Sienna - 25	[***]
230	Latka Taxi 164 LLC	Toyota Sienna - 25	[***]
231	Latka Taxi 174 LLC	Toyota Sienna - 25	[***]
232	Latka Taxi 174 LLC	Toyota Sienna - 25	[***]
233	Latka Taxi 19 LLC	Toyota Sienna - 25	[***]
234	Latka Taxi 19 LLC	Toyota Sienna - 25	[***]
235	Latka Taxi 20 LLC	Toyota Sienna - 25	[***]
236	Latka Taxi 20 LLC	Toyota Sienna - 25	[***]
237	Latka Taxi 24 LLC	Toyota Sienna - 25	[***]
238	Latka Taxi 24 LLC	Toyota Sienna - 25	[***]
239	Latka Taxi 26 LLC	Toyota Sienna - 25	[***]
240	Latka Taxi 26 LLC	Toyota Sienna - 25	[***]
241	Latka Taxi 27 LLC	Toyota Sienna - 25	[***]
242	Latka Taxi 27 LLC	Toyota Sienna - 25	[***]
243	Latka Taxi 28 LLC	Toyota Sienna - 25	[***]
244	Latka Taxi 28 LLC	Toyota Sienna - 25	[***]
245	Latka Taxi 29 LLC	Toyota Sienna - 25	[***]
246	Latka Taxi 29 LLC	Toyota Sienna - 25	[***]
247	Latka Taxi 31 LLC	Toyota Sienna - 25	[***]
248	Latka Taxi 31 LLC	Toyota Sienna - 25	[***]
249	Latka Taxi 32 LLC	Toyota Sienna - 25	[***]
250	Latka Taxi 32 LLC	Toyota Sienna - 25	[***]
251	Latka Taxi 33 LLC	Toyota Sienna - 25	[***]
252	Latka Taxi 34 LLC	Toyota Sienna - 25	[***]
253	Latka Taxi 35 LLC	Toyota Sienna - 25	[***]
254	Latka Taxi 35 LLC	Toyota Sienna - 25	[***]
255	Latka Taxi 36 LLC	Toyota Sienna - 25	[***]
256	Latka Taxi 37 LLC	Toyota Sienna - 25	[***]
257	Latka Taxi 38 LLC	Toyota Sienna - 25	[***]
258	Latka Taxi 38 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

259	Latka Taxi 39 LLC	Toyota Sienna - 25	[***]
260	Latka Taxi 58 LLC	Toyota Sienna - 25	[***]
261	Latka Taxi 76 LLC	Toyota Sienna - 25	[***]
262	Wheeler Taxi 11 LLC	Toyota Sienna - 25	[***]
263	Wheeler Taxi 11 LLC	Toyota Sienna - 25	[***]
264	Wheeler Taxi 12 LLC	Toyota Sienna - 25	[***]
265	Wheeler Taxi 12 LLC	Toyota Sienna - 25	[***]
266	Wheeler Taxi 13 LLC	Toyota Sienna - 25	[***]
267	Wheeler Taxi 13 LLC	Toyota Sienna - 25	[***]
268	Wheeler Taxi 14 LLC	Toyota Sienna - 25	[***]
269	Wheeler Taxi 14 LLC	Toyota Sienna - 25	[***]
270	Wheeler Taxi 15 LLC	Toyota Sienna - 25	[***]
271	Wheeler Taxi 15 LLC	Toyota Sienna - 25	[***]
272	Wheeler Taxi 16 LLC	Toyota Sienna - 25	[***]
273	Wheeler Taxi 16 LLC	Toyota Sienna - 25	[***]
274	Wheeler Taxi 18 LLC	Toyota Sienna - 25	[***]
275	Wheeler Taxi 18 LLC	Toyota Sienna - 25	[***]
276	Wheeler Taxi 19 LLC	Toyota Sienna - 25	[***]
277	Wheeler Taxi 19 LLC	Toyota Sienna - 25	[***]
278	Wheeler Taxi 2 LLC	Toyota Sienna - 25	[***]
279	Wheeler Taxi 2 LLC	Toyota Sienna - 25	[***]
280	Wheeler Taxi 20 LLC	Toyota Sienna - 25	[***]
281	Wheeler Taxi 20 LLC	Toyota Sienna - 25	[***]
282	Wheeler Taxi 21 LLC	Toyota Sienna - 25	[***]
283	Wheeler Taxi 21 LLC	Toyota Sienna - 25	[***]
284	Wheeler Taxi 25 LLC	Toyota Sienna - 25	[***]
285	Wheeler Taxi 25 LLC	Toyota Sienna - 25	[***]
286	Wheeler Taxi 26 LLC	Toyota Sienna - 25	[***]
287	Wheeler Taxi 26 LLC	Toyota Sienna - 25	[***]
288	Wheeler Taxi 27 LLC	Toyota Sienna - 25	[***]
289	Wheeler Taxi 27 LLC	Toyota Sienna - 25	[***]
290	Wheeler Taxi 28 LLC	Toyota Sienna - 25	[***]
291	Wheeler Taxi 28 LLC	Toyota Sienna - 25	[***]
292	Wheeler Taxi 29 LLC	Toyota Sienna - 25	[***]
293	Wheeler Taxi 29 LLC	Toyota Sienna - 25	[***]
294	Wheeler Taxi 3 LLC	Toyota Sienna - 25	[***]
295	Wheeler Taxi 3 LLC	Toyota Sienna - 25	[***]
296	Wheeler Taxi 30 LLC	Toyota Sienna - 25	[***]
297	Wheeler Taxi 30 LLC	Toyota Sienna - 25	[***]
298	Wheeler Taxi 31 LLC	Toyota Sienna - 25	[***]
299	Wheeler Taxi 31 LLC	Toyota Sienna - 25	[***]
300	Wheeler Taxi 32 LLC	Toyota Sienna - 25	[***]
301	Wheeler Taxi 32 LLC	Toyota Sienna - 25	[***]
302	Wheeler Taxi 33 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

303	Wheeler Taxi 33 LLC	Toyota Sienna - 25	[***]
304	Wheeler Taxi 34 LLC	Toyota Sienna - 25	[***]
305	Wheeler Taxi 34 LLC	Toyota Sienna - 25	[***]
306	Wheeler Taxi 35 LLC	Toyota Sienna - 25	[***]
307	Wheeler Taxi 35 LLC	Toyota Sienna - 25	[***]
308	Wheeler Taxi 36 LLC	Toyota Sienna - 25	[***]
309	Wheeler Taxi 36 LLC	Toyota Sienna - 25	[***]
310	Wheeler Taxi 37 LLC	Toyota Sienna - 25	[***]
311	Wheeler Taxi 37 LLC	Toyota Sienna - 25	[***]
312	Wheeler Taxi 38 LLC	Toyota Sienna - 25	[***]
313	Wheeler Taxi 38 LLC	Toyota Sienna - 25	[***]
314	Wheeler Taxi 39 LLC	Toyota Sienna - 25	[***]
315	Wheeler Taxi 4 LLC	Toyota Sienna - 25	[***]
316	Wheeler Taxi 4 LLC	Toyota Sienna - 25	[***]
317	Wheeler Taxi 40 LLC	Toyota Sienna - 25	[***]
318	Wheeler Taxi 40 LLC	Toyota Sienna - 25	[***]
319	Wheeler Taxi 41 LLC	Toyota Sienna - 25	[***]
320	Wheeler Taxi 41 LLC	Toyota Sienna - 25	[***]
321	Wheeler Taxi 42 LLC	Toyota Sienna - 25	[***]
322	Wheeler Taxi 39 LLC	Toyota Sienna - 25	[***]
323	Wheeler Taxi 42 LLC	Toyota Sienna - 25	[***]
324	Wheeler Taxi 43 LLC	Toyota Sienna - 25	[***]
325	Wheeler Taxi 43 LLC	Toyota Sienna - 25	[***]
326	Wheeler Taxi 44 LLC	Toyota Sienna - 25	[***]
327	Wheeler Taxi 45 LLC	Toyota Sienna - 25	[***]
328	Wheeler Taxi 45 LLC	Toyota Sienna - 25	[***]
329	Wheeler Taxi 46 LLC	Toyota Sienna - 25	[***]
330	Wheeler Taxi 46 LLC	Toyota Sienna - 25	[***]
331	Wheeler Taxi 47 LLC	Toyota Sienna - 25	[***]
332	Wheeler Taxi 47 LLC	Toyota Sienna - 25	[***]
333	Wheeler Taxi 48 LLC	Toyota Sienna - 25	[***]
334	Wheeler Taxi 48 LLC	Toyota Sienna - 25	[***]
335	Wheeler Taxi 49 LLC	Toyota Sienna - 25	[***]
336	Wheeler Taxi 49 LLC	Toyota Sienna - 25	[***]
337	Wheeler Taxi 5 LLC	Toyota Sienna - 25	[***]
338	Wheeler Taxi 5 LLC	Toyota Sienna - 25	[***]
339	Wheeler Taxi 50 LLC	Toyota Sienna - 25	[***]
340	Wheeler Taxi 50 LLC	Toyota Sienna - 25	[***]
341	Wheeler Taxi 51 LLC	Toyota Sienna - 25	[***]
342	Wheeler Taxi 51 LLC	Toyota Sienna - 25	[***]
343	Wheeler Taxi 52 LLC	Toyota Sienna - 25	[***]
344	Wheeler Taxi 52 LLC	Toyota Sienna - 25	[***]
345	Wheeler Taxi 53 LLC	Toyota Sienna - 25	[***]
346	Wheeler Taxi 53 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

347	Wheeler Taxi 54 LLC	Toyota Sienna - 25	[***]
348	Wheeler Taxi 54 LLC	Toyota Sienna - 25	[***]
349	Wheeler Taxi 55 LLC	Toyota Sienna - 25	[***]
350	Wheeler Taxi 55 LLC	Toyota Sienna - 25	[***]
351	Wheeler Taxi 57 LLC	Toyota Sienna - 25	[***]
352	Wheeler Taxi 57 LLC	Toyota Sienna - 25	[***]
353	Wheeler Taxi 58 LLC	Toyota Sienna - 25	[***]
354	Wheeler Taxi 58 LLC	Toyota Sienna - 25	[***]
355	Wheeler Taxi 59 LLC	Toyota Sienna - 25	[***]
356	Wheeler Taxi 59 LLC	Toyota Sienna - 25	[***]
357	Wheeler Taxi 6 LLC	Toyota Sienna - 25	[***]
358	Wheeler Taxi 60 LLC	Toyota Sienna - 25	[***]
359	Wheeler Taxi 60 LLC	Toyota Sienna - 25	[***]
360	Latka Taxi 156 LLC	Toyota Sienna - 25	[***]
361	Latka Taxi 156 LLC	Toyota Sienna - 25	[***]
362	Latka Taxi 160 LLC	Toyota Sienna - 25	[***]
363	Latka Taxi 160 LLC	Toyota Sienna - 25	[***]
364	Wheeler Taxi 9 LLC	Toyota Sienna - 25	[***]
365	Wheeler Taxi 9 LLC	Toyota Sienna - 25	[***]
366	Wheeler Taxi 8 LLC	Toyota Sienna - 25	[***]
367	Wheeler Taxi 8 LLC	Toyota Sienna - 25	[***]
368	Wheeler Taxi 7 LLC	Toyota Sienna - 25	[***]
369	Wheeler Taxi 7 LLC	Toyota Sienna - 25	[***]
370	Latka Taxi 170 LLC	Toyota Sienna - 25	[***]
371	Latka Taxi 170 LLC	Toyota Sienna - 25	[***]
372	Latka Taxi 173 LLC	Toyota Sienna - 25	[***]
373	Latka Taxi 173 LLC	Toyota Sienna - 25	[***]
374	Latka Taxi 183 LLC	Toyota Sienna - 25	[***]
375	Latka Taxi 183 LLC	Toyota Sienna - 25	[***]
376	Latka Taxi 200 LLC	Toyota Sienna - 25	[***]
377	Latka Taxi 200 LLC	Toyota Sienna - 25	[***]
378	Latka Taxi 187 LLC	Toyota Sienna - 25	[***]
379	Latka Taxi 187 LLC	Toyota Sienna - 25	[***]
380	Latka Taxi 177 LLC	Toyota Sienna - 25	[***]
381	Latka Taxi 179 LLC	Toyota Sienna - 25	[***]
382	Latka Taxi 157 LLC	Toyota Sienna - 25	[***]
383	Latka Taxi 157 LLC	Toyota Sienna - 25	[***]
384	Latka Taxi 153 LLC	Toyota Sienna - 25	[***]
385	Latka Taxi 153 LLC	Toyota Sienna - 25	[***]
386	Latka Taxi 181 LLC	Toyota Sienna - 25	[***]
387	Latka Taxi 181 LLC	Toyota Sienna - 25	[***]
388	Latka Taxi 129 LLC	Toyota Sienna - 25	[***]
389	Latka Taxi 129 LLC	Toyota Sienna - 25	[***]
390	Latka Taxi 162 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

391	Latka Taxi 162 LLC	Toyota Sienna - 25	[***]
392	Latka Taxi 178 LLC	Toyota Sienna - 25	[***]
393	Latka Taxi 191 LLC	Toyota Sienna - 25	[***]
394	Latka Taxi 191 LLC	Toyota Sienna - 25	[***]
395	Latka Taxi 175 LLC	Toyota Sienna - 25	[***]
396	Latka Taxi 175 LLC	Toyota Sienna - 25	[***]
397	Latka Taxi 130 LLC	Toyota Sienna - 25	[***]
398	Latka Taxi 128 LLC	Toyota Sienna - 25	[***]
399	Latka Taxi 130 LLC	Toyota Sienna - 25	[***]
400	Latka Taxi 128 LLC	Toyota Sienna - 25	[***]
401	Latka Taxi 182 LLC	Toyota Sienna - 25	[***]
402	Latka Taxi 182 LLC	Toyota Sienna - 25	[***]
403	Latka Taxi 193 LLC	Toyota Sienna - 25	[***]
404	Latka Taxi 193 LLC	Toyota Sienna - 25	[***]
405	Latka Taxi 189 LLC	Toyota Sienna - 25	[***]
406	Latka Taxi 189 LLC	Toyota Sienna - 25	[***]
407	Latka Taxi 186 LLC	Toyota Sienna - 25	[***]
408	Latka Taxi 186 LLC	Toyota Sienna - 25	[***]
409	Latka Taxi 177 LLC	Toyota Sienna - 25	[***]
410	Latka Taxi 192 LLC	Toyota Sienna - 25	[***]
411	Latka Taxi 192 LLC	Toyota Sienna - 25	[***]
412	Latka Taxi 178 LLC	Toyota Sienna - 25	[***]
413	Latka Taxi 188 LLC	Toyota Sienna - 25	[***]
414	Latka Taxi 188 LLC	Toyota Sienna - 25	[***]
415	Latka Taxi 179 LLC	Toyota Sienna - 25	[***]
416	Latka Taxi 176 LLC	Toyota Sienna - 25	[***]
417	Latka Taxi 176 LLC	Toyota Sienna - 25	[***]
418	Latka Taxi 131 LLC	Toyota Sienna - 25	[***]
419	Latka Taxi 110 LLC	Toyota Sienna - 25	[***]
420	Latka Taxi 131 LLC	Toyota Sienna - 25	[***]
421	Latka Taxi 110 LLC	Toyota Sienna - 25	[***]
422	Latka Taxi 166 LLC	Toyota Sienna - 25	[***]
423	Latka Taxi 166 LLC	Toyota Sienna - 25	[***]
424	Latka Taxi 166 LLC	Toyota Sienna - 25	[***]
425	Latka Taxi 199 LLC	Toyota Sienna - 25	[***]
426	Latka Taxi 197 LLC	Toyota Sienna - 25	[***]
427	Latka Taxi 197 LLC	Toyota Sienna - 23	[***]
428	Latka Taxi 196 LLC	Toyota Sienna - 23	[***]
429	Latka Taxi 196 LLC	Toyota Sienna - 25	[***]
430	Latka Taxi 198 LLC	Toyota Sienna - 25	[***]
431	Latka Taxi 198 LLC	Toyota Sienna - 25	[***]
432	Latka Taxi 136 LLC	Toyota Sienna - 25	[***]
433	Latka Taxi 169 LLC	Toyota Sienna - 25	[***]
434	Latka Taxi 169 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

435	Latka Taxi 194 LLC	Toyota Sienna - 25	[***]
436	Latka Taxi 194 LLC	Toyota Sienna - 25	[***]
437	Latka Taxi 194 LLC	Toyota Sienna - 25	[***]
438	Latka Taxi 180 LLC	Toyota Sienna - 25	[***]
439	Latka Taxi 180 LLC	Toyota Sienna - 25	[***]
440	Latka Taxi 180 LLC	Toyota Sienna - 25	[***]
441	Latka Taxi 190 LLC	Toyota Sienna - 25	[***]
442	Latka Taxi 190 LLC	Toyota Sienna - 25	[***]
443	Latka Taxi 116 LLC	Toyota Sienna - 25	[***]
444	Latka Taxi 116 LLC	Toyota Sienna - 25	[***]
445	Latka Taxi 117 LLC	Toyota Sienna - 25	[***]
446	Latka Taxi 137 LLC	Toyota Sienna - 25	[***]
447	Latka Taxi 117 LLC	Toyota Sienna - 25	[***]
448	Latka Taxi 163 LLC	Toyota Sienna - 25	[***]
449	Latka Taxi 184 LLC	Toyota Sienna - 25	[***]
450	Latka Taxi 184 LLC	Toyota Sienna - 25	[***]
451	Latka Taxi 185 LLC	Toyota Sienna - 25	[***]
452	Latka Taxi 185 LLC	Toyota Sienna - 25	[***]
453	Latka Taxi 185 LLC	Toyota Sienna - 25	[***]
454	Latka Taxi 119 LLC	Toyota Sienna - 25	[***]
455	Latka Taxi 119 LLC	Toyota Sienna - 25	[***]
456	Latka Taxi 137 LLC	Toyota Sienna - 25	[***]
457	Latka Taxi 120 LLC	Toyota Sienna - 25	[***]
458	Latka Taxi 123 LLC	Toyota Sienna - 25	[***]
459	Latka Taxi 195 LLC	Toyota Sienna - 25	[***]
460	Latka Taxi 195 LLC	Toyota Sienna - 25	[***]
461	Latka Taxi 195 LLC	Toyota Sienna - 25	[***]
462	Latka Taxi 127 LLC	Toyota Sienna - 25	[***]
463	Latka Taxi 127 LLC	Toyota Sienna - 25	[***]
464	Latka Taxi 142 LLC	Toyota Sienna - 25	[***]
465	Latka Taxi 142 LLC	Toyota Sienna - 25	[***]
466	Simka Taxi 107 LLC	Toyota Sienna - 25	[***]
467	Simka Taxi 108 LLC	Toyota Sienna - 25	[***]
468	Simka Taxi 108 LLC	Toyota Sienna - 25	[***]
469	Simka Taxi 109 LLC	Toyota Sienna - 25	[***]
470	Simka Taxi 109 LLC	Toyota Sienna - 25	[***]
471	Simka Taxi 110 LLC	Toyota Sienna - 25	[***]
472	Simka Taxi 110 LLC	Toyota Sienna - 25	[***]
473	Simka Taxi 111 LLC	Toyota Sienna - 25	[***]
474	Simka Taxi 111 LLC	Toyota Sienna - 25	[***]
475	Simka Taxi 112 LLC	Toyota Sienna - 25	[***]
476	Simka Taxi 112 LLC	Toyota Sienna - 25	[***]
477	Simka Taxi 113 LLC	Toyota Sienna - 25	[***]
478	Simka Taxi 113 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

479	Simka Taxi 114 LLC	Toyota Sienna - 25	[***]
480	Simka Taxi 114 LLC	Toyota Sienna - 25	[***]
481	Simka Taxi 115 LLC	Toyota Sienna - 25	[***]
482	Simka Taxi 115 LLC	Toyota Sienna - 25	[***]
483	Simka Taxi 116 LLC	Toyota Sienna - 25	[***]
484	Simka Taxi 116 LLC	Toyota Sienna - 25	[***]
485	Simka Taxi 117 LLC	Toyota Sienna - 25	[***]
486	Simka Taxi 117 LLC	Toyota Sienna - 25	[***]
487	Simka Taxi 118 LLC	Toyota Sienna - 25	[***]
488	Simka Taxi 118 LLC	Toyota Sienna - 25	[***]
489	Simka Taxi 119 LLC	Toyota Sienna - 25	[***]
490	Simka Taxi 119 LLC	Toyota Sienna - 25	[***]
491	Simka Taxi 120 LLC	Toyota Sienna - 25	[***]
492	Simka Taxi 120 LLC	Toyota Sienna - 25	[***]
493	Simka Taxi 121 LLC	Toyota Sienna - 25	[***]
494	Simka Taxi 121 LLC	Toyota Sienna - 25	[***]
495	Latka Taxi 120 LLC	Toyota Sienna - 25	[***]
496	Latka Taxi 138 LLC	Toyota Sienna - 25	[***]
497	Latka Taxi 199 LLC	Toyota Sienna - 25	[***]
498	Latka Taxi 139 LLC	Toyota Sienna - 25	[***]
499	Latka Taxi 139 LLC	Toyota Sienna - 25	[***]
500	Latka Taxi 140 LLC	Toyota Sienna - 25	[***]
501	Latka Taxi 140 LLC	Toyota Sienna - 25	[***]
502	Latka Taxi 141 LLC	Toyota Sienna - 25	[***]
503	Latka Taxi 141 LLC	Toyota Sienna - 25	[***]
504	Simka Taxi 100 LLC	Toyota Sienna - 25	[***]
505	Simka Taxi 100 LLC	Toyota Sienna - 25	[***]
506	Simka Taxi 101 LLC	Toyota Sienna - 25	[***]
507	Simka Taxi 101 LLC	Toyota Sienna - 25	[***]
508	Simka Taxi 102 LLC	Toyota Sienna - 25	[***]
509	Simka Taxi 102 LLC	Toyota Sienna - 25	[***]
510	Simka Taxi 103 LLC	Toyota Sienna - 25	[***]
511	Simka Taxi 103 LLC	Toyota Sienna - 25	[***]
512	Simka Taxi 104 LLC	Toyota Sienna - 25	[***]
513	Simka Taxi 104 LLC	Toyota Sienna - 25	[***]
514	Simka Taxi 105 LLC	Toyota Sienna - 25	[***]
515	Simka Taxi 105 LLC	Toyota Sienna - 25	[***]
516	Simka Taxi 106 LLC	Toyota Sienna - 25	[***]
517	Simka Taxi 106 LLC	Toyota Sienna - 25	[***]
518	Simka Taxi 107 LLC	Toyota Sienna - 25	[***]

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

SCHEDULE C

The Guarantor (MCC) agrees at all times to maintain the following as certified quarterly by the Borrower’s Chief Financial Officer:

1.
Minimum Equity
o
Maintain USD 100,000,000 in total equity as reported under U.S. GAAP in its most recent SEC-filed consolidated balance sheet (Form 10-Q or 10-K) (“Equity”).

2.
Leverage Ratio
o
Total Debt to Equity not to exceed 1.75x. Total Debt means the aggregate principal amount of all long-term interest-bearing indebtedness under committed credit facilities and term loans (including current maturities), as reflected on the Guarantor’s consolidated balance sheet prepared in accordance with U.S. GAAP, once such indebtedness is incurred. For avoidance of doubt, Total Debt excludes trade payables, accrued expenses, and any short-term operating liabilities.

3.
Debt Service Coverage Ratio (“DSCR”)

(i) Threshold: 1.0x

(ii) Start Date: Testing begins June 30, 2027.

(iii) Calculation Method:

•
DSCR = Adjusted EBITDA ÷ Debt Service
•
Debt Service = all of Guarantor’s interest expense + scheduled principal payments due in that same 12-month period as Adjusted EBIDTA.
•
Adjusted EBITDA will be:
o
Run-rate Adjusted EBITDA annualized as follows:
o
For the three months ending June 30, 2027;
o
For this six months ending September 30, 2027;
o
For the nine months ending December 31, 2027; and
o
Beginning with March 31, 2028 and thereafter, the trailing twelve months.
•
Adjusted EBITDA Definition

EBITDA including the following add-backs and adjustments, as approved by Lender acting reasonably:

1.
Management Fee – Add back any management fees paid or accrued.
2.
Non-Cash Expenses – Add back impairments, and other non-cash charges.
3.
Non-Recurring Income – Subtract non-recurring income.
4.
One-Time Expenses – Add back non-recurring expenses such as:
a.
Integration costs for acquisitions
b.
Setup costs for new taxi garages
c.
Operations for new providers
d.
Other non-recurring items (Capped at no more than 25% of covenant Adjusted EBITDA)
5.
Transaction Expenses – Add back expenses related to acquisitions, divestitures, financing costs, secondary equity sales, or other non-recurring transaction-related costs.
6.
Pro Forma EBITDA for Acquisitions – Adjusted EBITDA shall incorporate Pro Forma EBITDA for Acquisitions which shall include (without duplication): (i) the Adjusted EBITDA of any acquired entity or asset for the portion of the measurement period occurring prior to the reporting date; and (ii) the amount of expected cost savings and other revenue or cost synergies that are reasonably identifiable and projected by the Guarantor in good faith to result from such acquisition or investment.
7.
Pro Forma Run-Rate Cost Savings – Include cost savings anticipated within 24 months, capped at $5.0 million.

4. Cure: Borrower may cure a Default resulting from a breach of the financial covenants set forth above by making an equity contribution to the Borrower, such cure to be made not more than twice per calendar year during the term of the Loan and not more than three times in the aggregate during the term of the Loan.

4.
Fleet Reporting

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25

o
Monthly mileage reporting beginning June 30, 2026.

Mileage based on most recent fleet garage visit or TLC inspection (occurs twice per year).

ACP – MIDDLE MARKET LOAN AND SECURITY AGREEMENT – 10/2/25